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                                   March 23, 1998




Mr. Gene Tsuji
Bank of Hawaii
Construction & Income Property Loan Department
130 Merchant Street, Suite 1740
Honolulu, Hawaii  96813

          Re:  Extension of Guaranty by C. Brewer and Company, Ltd.
               ----------------------------------------------------

Dear Gene:

          This letter serves as confirmation of our agreement to amend the June 30, 1998 date contained in Paragraph no. 18 of that certain Guaranty made by the undersigned in favor of the Bank of Hawaii (the "Bank") dated July 25, 1997 (the "Guaranty") to January 15, 1999. Accordingly, the Bank of Hawaii must notify the undersigned of the Bank's intention to exercise its rights under the Guaranty by January 15, 1999, rather than by June 30, 1998. The undersigned reaffirms that the January 15, 1999 deadline applies only to the notification of the undersigned of the Bank's intention to exercise its rights under the Guaranty and does not, for example, mean that the Bank must have obtained funds from, or a judgment against, the undersigned by such deadline. The undersigned further agrees that the Bank's acceptance of this letter agreement does not signify any agreement to extend the Maturity Date (as defined in the Guaranty) beyond December 1, 1998 nor to waive any of the Bank's rights with respect to, or under, the Guaranty.

          The undersigned agrees to the date change from June 30, 1998 to January 15, 1999 in consideration of the Bank's agreement to extend the Maturity Date.



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Bank of Hawaii
March 23, 1998
Page 2


          Please acknowledge your acceptance and agreement of the foregoing by signing below.

                                        Very truly yours,

                                        C. BREWER AND COMPANY, LIMITED,
                                        a Delaware corporation


                                        By /s/ KENT T. LUCIEN
                                           ---------------------------
                                           Name:  Kent T. Lucien
                                           Title: Executive Vice President



APPROVED AND AGREED:

BANK OF HAWAII,
a Hawaii corporation


By
   -------------------------------------
   Name:
   Title:

Dated:
        ----------------------